SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                              _______________


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 30, 1999


                          REYNOLDS METALS COMPANY
                          -----------------------
          (Exact name of Registrant as specified in its charter)




       Delaware                    001-01430                54-0355135
       --------                    ---------                ----------
(State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)             File Number)        Identification Number)




6601 West Broad Street, P.O. Box 27003, Richmond, Virginia    23261-7003
----------------------------------------------------------    ----------
       (Address of Principal Executive Offices)               (Zip Code)


                              (804) 281-2000
                              --------------
           (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS
----------------------

     The Registrant hereby incorporates by reference in this report the information under the heading "Unaudited Pro Forma Condensed Consolidated Financial Statements" set forth in Exhibit 99 filed herewith. This information also appears at pages 50-58 of the proxy statement and prospectus dated December 30, 1999 included in the Registration Statement on Form S-4 (No. 333-93849) filed by Alcoa Inc. ("Alcoa") with the Securities and Exchange Commission in connection with the pending stock-for-stock merger transaction with the Registrant.

     With respect to the potential benefit from synergies to be achieved by Alcoa following completion of the merger with the Registrant, the following statements were included in a Current Report on Form 8-K filed by Alcoa on January 10, 2000: "Alcoa reiterated that it is targeting, and plans to achieve, cost and efficiency savings of approximately $200 million (pre-tax) by the end of the second year after the closing of the stock-for-stock merger transaction with Reynolds Metals Company. The projected cost synergies, approximately half of which are anticipated for the first year after closing, will be in addition to Alcoa's ongoing $1.1 billion (pre-tax) cost-reduction program."

                            * * * * *

     Statements included or incorporated by reference in this report concerning future expectations, including regarding the future results of Alcoa and the Registrant, constitute forward-looking statements. Such statements involve a number of risks and uncertainties. For each of these statements, the Registrant claims the protection of the safe harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in the Registrant's Form 10-Q Report for the quarter ended September 30, 1999 under "Management's Discussion and Analysis of Financial Condition and Results of Operations", could cause actual results to differ materially from those projected:

 . materially adverse changes in economic or industry conditions generally or in the markets served by the Registrant and Alcoa; . political and economic risk associated with foreign activities, including political instability in relevant areas of the world and fluctuations in foreign currencies;
 . changes in the supply and demand for and the price of
  aluminum, aluminum products, and other products;
 . material changes in available technology;
 . operating factors such as supply disruptions, the failure of equipment or processes to meet specifications, changes in operating conditions, substantial increases in power costs, and weather;
 . failure to complete capital projects as scheduled and within budget or failure to successfully launch new growth or strategic business programs;
 . labor relations;
 . environmental risks and liability under federal, state and foreign environmental laws and regulations;
 . changes in laws and regulations, both U.S. and foreign, or their interpretation and application, including changes in tax laws and interpretation and application of tax laws;
 . unanticipated legal proceedings or investigations or the disposition of current proceedings other than as anticipated by the Registrant's and Alcoa's managements;
 . relationships with and financial and operating conditions of customers or suppliers;
 . the actions of competitors;
 . the timing, process of, and conditions imposed in connection with the receipt of governmental permits and approvals relating to the merger;

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 . the ability to integrate the businesses of Alcoa and the
  Registrant and to realize expected synergies and strategic benefits successfully after the merger;
 . the challenges inherent in diverting management's focus and resources from other strategic opportunities and from operational matters during the integration process; and
 . opportunities that may be presented to and pursued by the combined company after the merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

     c)  Exhibits.

            99   Unaudited Pro Forma Condensed Consolidated
                 Financial Statements relating to the
                 proposed merger of the Registrant with Alcoa Inc.







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
                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             REYNOLDS METALS COMPANY



                             By:  ALLEN M. EAREHART
                                  -----------------------
                                  Allen M. Earehart
                                  Senior Vice President and Controller

Dated:  January 18, 2000




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
                          EXHIBIT LIST


  No.
  ---

  99 Unaudited Pro Forma Condensed Consolidated Financial Statements relating to the proposed merger of the Registrant with Alcoa Inc.




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